UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             Schedule 14A
                Proxy Statement Pursuant to Section 14 (a)
                  of the Securities Exchange Act of 1934



Filed by the Registrant  /X/


Filed by a Party other than the Registrant  /   /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Sec. 240.14a-12



                           ADVANCE CAPITAL I, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant



Payment of Filing Fee (Check the appropriate box):
/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i) (1)
       and 0-11.
  (1)  Title of each class of securities to which transaction applies:
  (2)  Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  (4)  Proposed maximum aggregate value of transaction:
  (5)  Total fee paid:
/   /  Fee paid previously with preliminary materials.
/   /  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
  (1)  Amount Previously Paid:
  (2)  Form, Schedule or Registration Statement No.:
  (3)  Filing Party:
  (4)  Date Filed:

                      ADVANCE CAPITAL I, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held on August 5, 2011

-------------------------------------------------------------------------------

   The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 5, 2011, at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

  1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

  2. To ratify the selection of Cohen Fund Audit Services, Ltd. as independent registered public accountants of the Company for the fiscal year ending December 31, 2011;

  3. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Shareholders of record at the close of business on May 31, 2011, are entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors

                                                 Kathy J. Harkleroad, Secretary
One Towne Square, Suite 444
Southfield, Michigan 48076
June 15, 2011

-------------------------------------------------------------------------------

                        YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.


Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 5, 2011:

* The Proxy Statement and the Company's Annual Report to Shareholders for 2010 are available on the Company's website at http://www.acfunds.com.

* You are invited to attend the meeting in person and if you do, you may cast your vote in person at the meeting.

                            ADVANCE CAPITAL I, INC.
                          One Towne Square, Suite 444
                           Southfield, Michigan 48076


                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 5, 2011


                                  INTRODUCTION


   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders
(the "Meeting") of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 5, 2011 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 15, 2011.

   The costs of soliciting proxies, which are estimated to be $6,000, will be borne by the Company. In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (the "Adviser") (none of whom will receive additional compensation thereof) may solicit proxies in person, by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention:
Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

  All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted to elect the nominees listed below as directors of the Company and in favor of Proposal 2. If you withhold your vote with respect to the election of directors, your shares will be counted for purposes of determining a quorum. Withheld votes will be excluded from the vote on the election of directors and will therefore have no effect on the election. The Company will include shares held of record by a broker-dealer as to which voting authority has been granted in the tabulation of shares present at the Meeting for purposes of determining whether a quorum exists. Proxies that are returned and marked "abstain" or on which a broker-dealer has declined to vote ("broker non-votes") will be counted as present for purposes of determining whether a quorum exists, but will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2. Shareholders of record at the close of business on May 31, 2011 (the "Record Date"), are entitled to notice of and to vote at the Meeting. Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

  The shareholders being solicited with this proxy statement who are entitled to vote on the proposals described herein are outlined in the following table.


                                                             Proposal 2
                                                          ----------------
                                        Proposal 1          Ratification
                                       ------------        of Independent
                                         Election            Registered
                                            Of                 Public
Fund                                     Directors     	     Accountants
-------------------------------------------------------------------------------
Retirement Income Fund ................     Yes                   Yes
Balanced Fund .........................     Yes                   Yes
Core Equity Fund ......................     Yes                   Yes
Equity Growth Fund ....................     Yes                   Yes



                    VOTING SECURITIES AND PRINCIPAL HOLDERS


Shares Outstanding and Record Date
  Each Company share and each fractional share outstanding at the close of business on May 31, 2011 (the "Record Date") is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of the Record Date, the Funds have issued and outstanding shares entitled to vote at the Meeting as follows (rounded to the nearest whole share):

Fund                      Retail Shares  Institutional Shares  Total Shares
----------------------------------------------------------------------------
Retirement Income Fund...   31,635,323           66,234         31,701,557
Balanced Fund............   10,975,064           21,717         10,996,781
Core Equity Fund.........      970,199           42,461          1,012,660
Equity Growth Fund.......    4,263,609           53,893          4,317,502
                                                              --------------
 Total shares eligible to vote	                                48,028,500
                                                              ==============



Stock Ownership
  Both classes of all Funds will vote together as one group for the election of directors and on Proposal 2. As of the Record Date, no shareholder of the Company owned more than 5% of the total number of shares eligible to vote on Proposals 1 and 2.

  The following table presents information regarding beneficial ownership of each Fund's Retail Shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of the Record Date (rounded to
the nearest whole share).    On the Record Date, none of the officers or
directors owned any Institutional Shares.


                                           Amount of           Percentage
                                         Retail Shares           of Class
Name of Beneficial Owner               Beneficially Owned*         Owned
-------------------------------------  ----------------------  -------------
Joseph A. Ahern
  Balanced Fund Retail Shares ...........     6,898                  **
  Core Equity Fund Retail Shares.........     4,511                  **
  Equity Growth Fund Retail Shares.......     3,394                  **
  Retirement Income Fund Retail Shares...       518                  **

Susan E. Burns
  Equity Growth Fund Retail Shares.......       392                  **

Janice E. Loichle
  Balanced Fund Retail Shares............     3,493                  **
  Equity Growth Fund Retail Shares.......    28,611                  **

Thomas L. Saeli
  Balanced Fund Retail Shares............     4,548                  **
  Equity Growth Fund Retail Shares.......    11,272                  **

Robert J. Cappelli
  Balanced Fund Retail Shares............    25,387                  **
  Core Equity Fund Retail Shares.........    61,171                 6.04%
  Equity Growth Fund Retail Shares.......    38,878                  **
  Retirement Income Fund Retail Shares...    31,881                  **

Christopher M. Kostiz
  Balanced Fund Retail Shares............     3,691                  **
  Core Equity Fund Retail Shares.........     4,092                  **
  Equity Growth Fund Retail Shares.......     2,343                  **

All executive officers and directors as a group
  Balanced Fund Retail Shares............    44,017                  **
  Core Equity Fund Retail Shares.........    69,774                 6.89%
  Equity Growth Fund Retail Shares.......    84,890                 1.97%
  Retirement Income Fund Retail Shares...    32,399                  **

-----
* Includes shares beneficially owned by the named individual's spouse and/or minor children, as to which the named individual shares investment and voting powers as follows: Mr. Ahern--6,898 shares of Balanced Fund, 3,394 shares of Equity Growth Fund and 518 shares of Retirement Income Fund;
  Ms. Burns-392 shares of Equity Growth Fund; Ms. Loichle--3,350 shares of Equity Growth Fund; Mr. Saeli--814 shares of Equity Growth Fund and
  Mr. Cappelli-13,497 shares of Balanced Fund, 15,724 shares of Equity
  Growth Fund and 23,931 shares of Retirement Income Fund. With respect to the remaining amount of shares listed, the named individual has sole voting and investment powers.

** Less than one percent.

                                PROPOSAL 1:
                           ELECTION OF DIRECTORS

  The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all four portfolios of Advance Capital I, Inc.

  The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. There were four regular meetings held during 2010, and all directors were present at all meetings. The Company has no policy with regard to Board attendance at annual meetings. All directors attended the 2010 Annual Shareholder Meeting.

  At the Meeting, five directors will be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. This means that the director nominees receiving the highest number of "FOR" votes will be elected as directors. All of the nominees for election as directors have been previously elected by the shareholders and are currently serving as directors.

  All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below. The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076. There is no set term of office for directors; however, the Bylaws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.

  The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the Company.

Nominees who are currently "not-interested" directors


                                  Term of
                Position(s)      Office and                               Number             Other
Name, Age           Held         Length of          Principal               of             Director-
   and              With            Time        Occupation(s)During      Portfolios         ships
Address(1)          Fund           Served          Past 5 Years           Overseen          Held(2)
---------------------------------------------------------------------------------------------------------
Joseph A.        Director         Director      Attorney; President           4               None
Ahern, 53        Independent      since 1995;   and Shareholder,
                 Chairman         Chairman      Ahern  Fleury since
                                  since 2005    March 2009; President
                                                and Shareholder, Stark,
                                                Reagan, P.C., from
                                                prior to 2005 until
                                                March 2009 (law
                                                firms)
Susan E.         Director         Since 2008    President, St. John           4              None
Burns, 49                                       Health Foundation
                                                since July 2008;
                                                President, Wayne State
                                                University Foundation
                                                and Vice President,
                                                Development and
                                                Alumni Affairs from
                                                prior to 2005 until July
                                                2008
Janice E.        Director         Since 2001    Retired; Former Vice-         4              None
Loichle, 63                                     President, Chief
                                                Integration Officer and
                                                Chief of Local
                                                Exchange Operations,
                                                XO Communication,
                                                Inc.; President,
                                                NEXTLINK Solutions
                                                (Telecommunications)
Thomas L.        Director         Since 2000    Chief Executive               4              Noble
Saeli, 54                                       Officer, JRB                                 Interna-
                                                Enterprises, Inc. since                      tional, Ltd.
                                                March 2011                                   (2006 to
                                                (manufacturing); Chief                       2009);
                                                Executive Officer,                           Ultralife
                                                Noble International,                         Corp-
                                                Ltd., from March 2006                        oration
                                                to April 2009; Vice-                         (2010 to
                                                President - Corporate                        date)
                                                Development, Lear
                                                Corporation, from prior
                                                to 2005 until March
                                                2006 (automotive
                                                suppliers)



Nominee who is currently an "interested" director(3)


                                  Term of
                Position(s)      Office and                               Number             Other
Name, Age           Held         Length of          Principal               of             Director-
   and              With            Time        Occupation(s)During      Portfolios         ships
Address(1)          Fund           Served          Past 5 Years           Overseen          Held(2)
---------------------------------------------------------------------------------------------------------
Robert J.       Director,        Director       President and                  4              None
Cappelli, 59    President        since 2004;    Treasurer, Advance
                And              President      Captial I, Inc, and
                Treasurer        since 2004;    Advance Capital
                                 Treasurer      Group, Inc.
                                 since 1987



-------
(1) The business address of each director is One Towne Square, Suite 444, Southfield, MI 48076.

(2) This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

(3) Mr. Cappelli is an "interested" director because he is a shareholder, director and officer of Advance Capital Management, Inc., the investment adviser to the Advance Capital I, Inc. Funds.



Additional Information about the Directors
     The following sets forth information about each director's specific experience, qualifications, attributes and/or skills that serve as the basis for the person's continued service on the Board. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve as a Director, and past experience as directors of the Company, other investment companies, operating companies or other types of entities.
No one factor is controlling, either with respect to the group or any individual. The inclusion of a particular factor does not constitute an assertion by the Board of Directors or any individual director that a director has any special expertise that would impose any greater responsibility or liability on such director than would exist otherwise.

Robert J. Cappelli. Mr. Cappelli is President of Advance Capital Group, Inc., the holding company for the Company's investment adviser and the distributor for the Funds' shares. He has served in various capacities for these investment management and broker-dealer subsidiaries since their inception in 1987. He has been the Treasurer of the Company's mutual funds since their inception in 1987. Mr. Cappelli previously served as President of this broker-dealer subsidiary and is still a financial operations principal for it. He has managed client and mutual fund portfolios for the past 24 years.

Joseph A. Ahern. Mr. Ahern is President of Ahern Fleury, a law firm dedicated to serving business clients. He has represented business clients for over 25 years in a variety of matters, including investment and financial matters, and has also served on a variety of corporate and charitable boards. Mr. Ahern is active in the Mutual Fund Directors Forum and the Conference of Fund Leaders.

Susan E. Burns. Ms. Burns is President of the St. John Providence Hospital System Foundations and formerly President of the Wayne State University Foundation. In these roles, her duties have included the acquisition, growth and distribution of endowments and other restricted funds generated through philanthropy. For over 20 years, she has worked directly with investment and finance committees of several large non-profit corporations responsible for setting accounting and investment policies and selecting investment consultants and funds.

Janet E. Loichle. Ms. Loichle, now retired, previously served in various accounting, finance, and operations management positions for both publicly-owned and privately-held telecommunications companies. In these capacities, she participated in evaluating businesses for acquisitions, due diligence, and subsequent integration of acquired companies. Her experiences as Controller and Chief Accounting Officer also provided a substantial knowledge base with respect to accounting and other financial matters. She is Chair of the Board's Audit Committee, and the Board has determined that she is a "financial expert."

Thomas L. Saeli. Mr. Saeli is currently the Chief Executive Officer of JRB Enterprises, Inc., a manufacturer of commercial and industrial roofing systems. Prior to that, Mr. Saeli was an advisor to senior executives of middle market industrial companies. He is also a member of the Board of Directors and on the audit committee of Ultralife, a NASDAQ-traded company, and a member of the board of directors and finance committee of Oakwood Hospital in Dearborn, Michigan. Mr. Saeli has previous experience as the Chief Executive Officer of a publicly traded company, has worked in a large corporate environment responsible for world wide acquisitions, has been a partner in a successful private equity firm, and is experienced in operations, finance and accounting. The Board has determined that Mr. Saeli is a "financial expert."


Board Leadership Structure
     As indicated above, the business and affairs of the Company are managed under the direction of the Board of Directors. The directors have delegated day-to-day management to the Adviser, subject to the directors' oversight.
The Board of Directors is currently comprised of five directors, four of whom are not "interested persons" and are therefore considered "independent directors" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended). All independent directors serve on the Audit Committee of the Board. The offices of Chairman of the Board of Directors and Chief Executive Officer of the Company are held by two different people. The Chairman is an independent director, while the CEO is the Company's President, who is also the chief executive officer of the Adviser's parent company. The independent directors have also determined to appoint the Chairman of the Board as the "lead" independent director, and in this capacity he is responsible to review and comment upon advance drafts of Board meeting agendas. The Board of Directors believes that there is a high and generally equivalent level of engagement and participation demonstrated by and expected of all independent directors, that they have unfettered access to management of the Adviser and that they each play an active and engaged role with respect to oversight responsibilities.

Risk Oversight
    The Board considers its role with respect to risk management to be one of oversight rather than active management. The Company faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board recognizes that not all risks potentially affecting the Company can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the directors' oversight responsibilities, the directors generally oversee the Company's risk management polices and processes as these are formulated and implemented by the Adviser's management, particularly its Chief Compliance Officer and her supporting staff. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Adviser, the Company's independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Company and related risks and their management. In particular, the Company's Chief Compliance Officer regularly reports to the directors with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, the Adviser's Valuation Committee reports regularly to the independent directors, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Company. The Audit Committee maintains an open and active communication channel with both the Company's personnel and its independent auditor, largely (but not exclusively) through its chair.


Ownership of Advance Capital I, Inc. Shares
     The following table provides informatin regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company as of the Record Date, by dollar range. "Beneficial ownership" is defined under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.




                                                                          Aggregate
                                                                          Dollar
                                                                          Range of Equity
                                                                          Securities in
                                                                          All Funds
                                                                          Overseen or to
                                                                          be Overseen by
                              Dollar Range of Equity                      Director in the
                              Securities held in each                     Advance Capital
Name of Director              Advance Capital I, Inc. Fund                Family of Funds
-------------------------------------------------------------------------------------------
"Not Interested" Directors:
---------------------------
Joseph A. Ahern               Balanced.............. Over $100,000        Over $100,000
                              Core Equity........... $10,001 - $50,000
                              Equity Growth......... $50,001 - $100,000
                              Retirement Income..... $0 - $10,000
Susan E. Burns                Balanced.............. None                 $10,001 -
                              Core Equity........... None                 $50,000
                              Equity Growth......... $10,001 - $50,000
                              Retirement Income..... None
Janice E. Loichle             Balanced.............. $50,001 - $100,000   Over $100,000
                              Core Equity........... None
                              Equity Growth......... Over $100,000
                              Retirement Income..... None
Thomas L. Saeli               Balanced.............. $50,001 - $100,000   Over $100,000
                              Core Equity........... None
                              Equity Growth......... Over $100,000
                              Retirement Income..... None

"Interested" Director:
----------------------
Robert J. Cappelli            Balanced.............. Over $100,000        Over $100,000
                              Core Equity........... Over $100,000
                              Equity Growth......... Over $100,000
                              Retirement Income..... Over $100,000


     None of the "not interested" directors of the Company have any beneficial ownership of Advance Capital Management, Inc., Advance Capital Services, Inc., or Advance Capital Group, Inc. (the Company's investment adviser, distributor and transfer agent/administrator, respectively).


Compensation of Directors and Executive Officers
    The officers of the Company receive no compensation from the Funds for their service as officers. Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc. ("ACM"), the Company's investment adviser, Advance Capital Services, Inc. ("ACS"), the Company's distributor of fund shares and/or Advance Capital Group, Inc. ("ACG"), the Company's administrator, transfer agent and dividend disbursing agent. ACG and its subsidiaries pay the salaries of the Company's officers.

     Robert J. Cappelli is President of the Company and a director. He receives no compensation from the Company for his service as a director.


     Joseph A. Ahern was appointed to serve as the Independent Chairman effective July 30, 2005. The Independent Chairman acts as the key liaison with the Chief Executive Officer ("CEO") and the Chief Compliance Officer ("CCO"), assists in setting the Board agenda, chairs the executive sessions and communicates the independent Board of Directors member feedback to the CEO and CCO. During the year ended December 31, 2010, the Board of Directors met four times. The independent directors met four times during the year without the presence of management, "interested" directors or employees of the Company to discuss various matters related to oversight of the Company, the management of the Board affairs and the CEO and CCO's performance. Only the independent directors received compensation from the Company for their service as directors. Directors were also reimbursed for expenses incurred in attending the meetings. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2010.

     The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2010. At the April, 2011 Board meeting, the independent directors approved a 2% increase in compensation effective July 2011 to $18,360 per year, with an additional $9,180 to be paid to the Chairman.



         Director Compensation for the Year Ended December 31, 2010


                                         Quarterly        Total Compensation
Name                                     Fee              from the Company
----                                     ---------        ------------------
Joseph A. Ahern (Chairman).............. $6,750           $27,000
Susan Burns.............................  4,500            18,000
Janice E. Loichle.......................  4,500            18,000
Thomas L. Saeli.........................  4,500            18,000

    Neither the Company nor any of its Funds pays any other compensation or any pension (retirement) benefits to any of the Company's directors or officers.


Committees of the Board
    The Board has designated an Audit Committee comprised of the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), which includes Joseph Ahern, Susan Burns, Janice Loichle, and Thomas Saeli. Mr. Saeli served as the Committee's Chairman until October 2009 at which time Ms. Loichle was appointed as the Committee's Chair. During 2010, the Audit Committee met twice. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds, among other duties set forth in the Committee's charter. A copy of the current Audit Committee Charter is available on the Company's website at http://www.acfunds.com.

       The Company's Board of Directors has determined that independent directors Loichle and Saeli qualify as "audit committee financial experts." The designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without this designation. Similarly, the designation does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

       The Board has not established a Nominating Committee, but the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" directors identify, evaluate and nominate candidates for election. The Board has not adopted a charter governing the nominating process. However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

       The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above. The deadlines and procedures for shareholder submissions of director nominees are described under "Shareholder Proposals". The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

       The Board has not established a Compensation Committee. The Board has determined that such a committee is not necessary since only the "not interested" directors receive compensation from the Company in the form of directors' fees. See "Compensation of Directors and Executive Officers" for additional information.


             THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.


                                PROPOSAL 2:
          RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTANTS

       The members of the Audit Committee of the Board, all of whom are "not-interested" persons of Company (as that term is defined in the Investment Company Act of 1940) by a vote cast in person, have selected Cohen Fund Audit Services, Ltd. ("Cohen") to serve as independent registered public accountants for the fiscal year ending December 31, 2011, subject to the ratification by the Company's shareholders at the Meeting. Cohen has served as the Company's independent registered public accountants since 2009, and acted as the Company's independent accountants in 2009 and 2010. Cohen was appointed by the Audit Committee to serve as the Company's independent accountants for the 2011 fiscal year. Cohen has no direct financial interest or material indirect financial interest in the Company. Representatives of Cohen are not expected to attend the Meeting, but a representative would have an opportunity to make a statement and to respond to appropriate questions if he or she chose to attend.

	The following summarizes Cohen's services for the fiscal year ending December 31, 2011: audit of the annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); preparation of tax returns; and routine consultation on financial accounting reporting matters.


Audit and Tax Fees
       The Board authorized all services performed by Cohen for the Company during 2010. In addition, the Board annually reviews the scope of services to be provided by Cohen and considers the effect, if any, that performance of any non-audit services might have on audit independence. During 2010, Cohen did not furnish any audit or non-audit services to the Company's investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company.

       The following table sets forth, for the two most recent years, the fees paid to Cohen by the Company for all audit and non-audit services provided to the Company and the Funds. Audit Fees are for the audit of the Funds' annual financial statements included in the Funds' reports to shareholders and in connection with regulatory filings or engagements. (Audit-Related Fees include services that are reasonably linked to the performance of the audit of the Funds' financial statements and are not included in Audit Fees.) Tax Fees include tax compliance, tax advice and tax planning. Such services include review of excise distribution calculations, preparation of the Funds' federal, state and excise tax returns and routine tax consulting. All Other Fees are for other products and services provided by the independent registered public accountant.

                           2010            2009
                        ---------       --------
Audit Fees		$64,000		$64,000
Audit-Related Fees	      0               0
Tax Fees		 12,000		 12,000
All Other Fees		      0		      0


Pre-Approval Policy and Procedures
       The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company's independent registered public accountant, as well as fees associated with such services, in order to assure that the provision of such services does not impair the accountant's independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.

Required Vote
    The affirmative vote of a majority of all shares of all Funds present and voting at the Meeting, voting as a single group, is required to ratify the selection of Cohen. Both classes of all Funds will vote together on Proposal 2.


            THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
                THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.


                              OTHER INFORMATION

Officers of the Company
       The following table provides information with respect to the current officers of the Company. Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board. The business address of all officers is One Towne Square, Suite 444, Southfield, MI 48076.


                                  Term of
                Position(s)      Office and                               Number             Other
                    Held         Length of          Principal               of             Director-
Name and            With            Time        Occupation(s)During      Portfolios         ships
   Age              Fund           Served          Past 5 Years           Overseen          Held
----------------------------------------------------------------------------------------------------
Robert J.       President;       Since 2004     President and Treasurer,     4                None
Cappelli, 59    Treasurer        Since 1987     Advance Capital I, Inc.
                                                and Advance Capital
                                                Group, Inc.; Vice
                                                President and Treasurer,
                                                Advance Capital Services,
                                                Inc. and Advance Capital
                                                Management, Inc.
Kathy J.        Vice             Since 1996     Vice President, Chief        4                None
Harkleroad,     President,                      Compliance Office and
58              Chief                           Secretary, Advance
                Compliance                      Capital Group, Inc.;
                Officer and                     Marketing Director,
                Secretary                       Advance Capital Services,
                                                Inc.
Julie           Vice             Since 2003     Vice President, Assistant    4                 None
Katynski,       President                       Secretary and Controller,
45              and Asst.                       Advance Capital Group,
                Secretary                       Inc.
Christopher     Vice             Since 2003     Vice President, Advance      4                 None
Kostiz, 43      President                       Capital I, Inc.; President
                                                and Senior Portfolio
                                                Manager, Advance
                                                Capital Management,Inc.



Investment Adviser, Distributor and Administrator
    ACM is an investment adviser registered with the Securities and Exchange Commission and is a wholly-owned subsidiary of ACG. ACS is the Company's distributor for the Funds. ACS is a broker-dealer registered with the Securities and

Exchange Commission and is a member of the Financial Industry Regulatory Authority ("FINRA"). ACS is also a wholly-owned subsidiary of ACG. ACG is the Company's administrator, transfer agent and dividend disbursing agent. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076.

       T. Rowe Price Associates, Inc. is a Maryland corporation that serves as a sub-adviser to the Company with respect to the Equity Growth Fund and the equity portion of the Balanced Fund. Its principal office is located at 100 East Pratt Street, Baltimore, MD 21202.

       Seizert Capital Partners, LLC is a Michigan corporation that serves as a sub-adviser to the Company with respect to the Core Equity Fund. Its principal office is located at 185 West Oakland Avenue, Suite 100, Birmingham, MI 48009.

       Prior to March 30, 2007, the owners of ACG and the directors and officers of ACM and ACS were the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. As of March 30, 2007, these original owners extended the ownership of ACG to its employees, making the first contribution to an employee stock ownership plan (ESOP). Additional contributions to the ESOP are expected to be made annually. The following chart shows the ownership and control of these three firms and of the Company.




                   ("ACG")      ("ACS")         ("ACM")
                   Advance      Advance         Advance            (the "Company")
                   Capital      Capital         Capital            Advance
Position           Group, Inc.  Services, Inc.  Management, Inc.   Capital I, Inc.
--------           -----------  --------------  ----------------   ---------------
Owners............ Cappelli      ACG             ACG               Shareholders
                   Rathka
                   Shoemaker
                   ESOP
Directors......... Cappelli      Cappelli        Cappelli          Ahern
                   Rathka        Rathka          Rathka            Burns
                   Shoemaker     Shoemaker       Shoemaker         Cappelli
                                                                   Loichle
                                                                   Saeli
President......... Cappelli      Theisen         Kostiz            Cappelli
Vice President.... Harkleroad    Cappelli        Cappelli          Harkleroad
                   Katynski      Harkleroad      Harkleroad        Katynski
                                 Katynski        Katynski          Kostiz
                                                 Theisen
Treasurer......... Cappelli      Cappelli        Cappelli          Cappelli
CCO............... Harkleroad    Harkleroad      Harkleroad        Harkleroad
Secretary......... Harkleroad    Harkleroad      Harkleroad        Harkleroad
Asst. Secretary... Katynski      Katynski        Katynski          Katynski


Shareholder Proposals
       Proposals to be considered for inclusion in the proxy materials for the 2012 annual meeting must be received by February 18, 2012. In addition, the Company's Bylaws provide that if any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than March 20, 2012.

Shareholder Communications
       To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company's principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company. The Secretary of the Company will direct the correspondence to the appropriate parties.

Delivery of Documents to Shareholders Sharing an Address
       Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at (800) 345-4783.

Financial Statements
       The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2010, and the Statement of Operations of the Company for the year ended December 31, 2010, reported on by Cohen, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day by first-class U.S. mail.

Other Business
       Management of the Company knows of no other business that may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.



                                             By Order of the Board of Directors
                                             Kathy J. Harkleroad, Secretary

June 15, 2011

                          ADVANCE CAPITAL I, INC.
          One Towne Square, Suite 444, Southfield, Michigan 48076

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   (For the shareholders of the Retirement Income Fund, Balanced Fund,
                               Core Equity Fund and Equity Growth Fund)

	The undersigned hereby appoints Robert J. Cappelli and Kathy J. Harkleroad as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2011, at the Annual Meeting of Shareholders of the Company to be held on Friday, August 5, 2011, or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 15, 2011.

	This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

	Please sign exactly as name appears herein. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

------------------------------------------------------------------------------

Acct #	 Account Name     Street Address             Fund        Total Shares
------   ------------     --------------             ----        ------------











 Dated:                        , 2011
       -------------------------------            ---------------------------
                                                  Title (If Applicable)

       -------------------------------            ---------------------------
         Signature                                Signature (If Joint Account)



INSTRUCTIONS:
  1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
  2.  Sign and date the PROXY.
  3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.



1.   Election of    FOR all nominees listed below      WITHHOLD AUTHORITY
     directors                                   ----                    -----
                    (except as marked                  (to vote for all
                     to the contrary)                   nominees listed below)


  (Instructions:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


Joseph A. Ahern              Susan E. Burns              Robert J. Cappelli

                Janice E. Loichle                Thomas L. Saeli



2.  Ratify the selection of Cohen Fund Audit       FOR     AGAINST   ABSTAIN
    Services, Ltd. as independent registered
    public accounting firm for the year
    ending December 31, 2011.                     -----    ------    -------


3.  I authorize the Proxies, in their discretion,  FOR     AGAINST   ABSTAIN
    to vote upon such other business as may
    properly come before this meeting or any
    adjournment thereof.                          -----    ------    -------



If you plan to attend the Annual Meeting of
Shareholders please indicate
the number attending.                      NUMBER OF ATTENDEES:
                                                                 ------------